Exhibit 99.2

AMENDMENT TO

$3,480,000 Common Equity Share Purchase Agreement and Letter of Investment Intent Dated December 9, 2001 (the “Amendment”)

This Amendment, dated January 31, 2002, is made to the $3,480,000 Common Equity Shares Purchase Agreement and Letter of Investment Intent Dated December 9, 2001 between the Company and Sino Mart Management Ltd. (“Sino Mart”).

With reference to the $3,480,000 Common Equity Shares Purchase Agreement and Letter of Investment Intent Dated December 9, 2001 between the Company and Sino Mart (“the Equity Shares Purchase Agreement”),  Sino Mart may elect not to close this investment if at the time of closing the Company is not fully in compliance with the maintenance criteria of the Nasdaq National Market.

Whereas, the  Company was notified on January 31, 2002 that the Nasdaq Listing Qualifications Panel (the “Panel”) determined to transfer the listing of the Company’s securities to The Nasdaq SmallCap Market effective with the opening of business on Wednesday, January 30, 2002 pursuant to the following exception:

•                                          On or before February 4, 2002, the Company must file a preliminary proxy statement with the SEC and Nasdaq including a proposal seeking shareholder approval for its previously announced intent to issue 10,875,000 shares of restricted common stock at a price of $.32 per share from Sino Mart

•                                          On or before April 1, 2002, the Company must make a public filing with the SEC and Nasdaq evidencing net tangible assets of at least $5,000,000 and/or shareholder’s equity of at least $5,500,000. The filing must contain a balance sheet no older than 45 days including pro forma adjustments for any significant events or transactions occurring on or before the filing date.

•                                          In its decision, the Panel reserves the right to modify, alter or extend the terms of the exception granted upon review of the Company’s reported results for the fiscal year ended December 31, 2001.

•                                          In the event that the Company fails to comply with any terms of the exception, its securities will be delisted from The Nasdaq Stock Market.

Whereas the Company and Sino Mart desire to amend the Equity Shares Purchase Agreement and agree on the following:

1.               Sino Mart may not elect not to close this investment if at the time of closing the Company is not fully in compliance with the maintenance criteria of the Nasdaq National Market.

2.               Sino Mart agrees to contribute  US$3,480,000 to the Company for 12,000,000 Shares.

3.               The Company will provide Sino Mart with a warrant to purchase  3,000,000 shares of Company Common Stock from the date of April 2, 2001 through April 2, 2005 at a price equal to $.29 per share. The number of shares of Common Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth in the warrant agreement that is attached as the Exhibit.

4.               Payment by the Purchaser shall be made no later than seven (7) days following shareholder approval.

5.               Sino Mart may elect to receive a refund of its entire purchase price of $3,480,000 if the Company is not fully in compliance with the maintenance criteria of the Nasdaq SmallCap Market by April 30, 2002.

6.               Representations and Warranties of the Company to the Undersigned:

Litigation. There are no material actions, suits, arbitrations, proceedings or investigations pending or currently threatened against the Company or its properties before any court, arbitrator or governmental agency, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, arbitration proceedings or investigations pending or threatened  (or any basis therefore known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements. with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court of government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

Sino Mart may elect to receive a refund of its entire purchase price of $3,480,000 if the Company is named as a defendant in any material actions, suits, arbitrations, proceedings or investigations within 3 months from the day of the closing resulting from actions and activities occurring prior to the date of the closing.  For purposes of this section, “material” is defined as an amount in excess of $500,000.

[SIGNATURE PAGE FOLLOWS]

It is further agreed that all other terms and conditions of the Agreement remains unchanged.

Dated this 31st day of January 2002.

/s/ Tony Tong
Tony Tong, Chairman
PacificNet.com, Inc.

/s/ Tong Cho-Sam
Sino Mart Management Ltd.

Exhibit— Warrant Agreement

Exhibit to Amendment Agreement Dated January 31, 2002 - Warrant to Purchase Common Stock of PacificNet.com, Inc.

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.  THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK OF

PACIFICNET.COM, INC.

This is to certify that Sino Mart Management Ltd., or registered assigns (in each case, the “Holder”), is entitled to purchase, subject to the provisions of this Warrant, from PacificNet.com, Inc. a Delaware corporation (the “Company”), at any time during the period from April 2, 2002 (the “Commencement Date”) through 5:00 p.m., California time, April 2, 2005 (the “Expiration Date”), at which time this Warrant shall expire and become void, 3,000,000 shares (the “Warrant Shares”) of the Company’s Common Stock at a price per share equal to $.29 (the “Exercise Price”).  The number of shares of Common Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below.  This Warrant also is subject to the following terms and conditions:

1.             Exercise of Warrant.

1.1          Exercise and Payment.  This Warrant may be exercised in whole or in part at any time from and after the date hereof and before the Expiration Date subject to the following vesting: 100% vested upon payment of $3,480,000 and fulfillment of all conditions related to the Common Equity Share Purchase Agreement. The Warrant may be exercised by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a bank check or wire transfer in an amount equal to the Exercise Price for the number of Warrant Shares specified in the exercise form.  If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder.  Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

1.2          Net Issue Exercise.  Notwithstanding any provisions in this Warrant to the contrary, in lieu of exercising this Warrant for the consideration provided for in Section 1.1 above, the Holder shall have the right, upon its written request delivered or transmitted to the Company together with this Warrant and the attached exercise form properly executed, to exchange this Warrant, in whole or in part at any time or from time to time on or prior to the Expiration Date, for a number of shares of Common Stock having an aggregate fair market value (determined as set forth in Section 3 hereof) on the date of such exchange equal to the difference between (i) the aggregate fair market value on the date of such exchange (determined as set forth in Section 3 hereof) of the number of Warrant Shares designated by the Holder to be cancelled and (ii) the aggregate Exercise Price the Holder would have paid to the Company to purchase such designated number of Warrant Shares, and, if a balance of purchasable Warrant Shares remains after such exchange, the Company shall execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase such balance of Warrant Shares.  No payment of any cash or other consideration shall be required.  Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this Subsection be made, or at such later date as may be specified in such request.

2.             Reservation of Shares.  The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.  The Company covenants that the shares of Common Stock issuable on exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free of liens, charges and all taxes with respect to the issue thereof, and that upon issuance, such shares shall be listed on each national securities exchange or automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed.  The Company agrees that its issuance of this Warrant shall grant full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

3.             Fractional Interests and Market Price Determination.  The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant.  With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock (herein, the “Market Price Per Share”), determined as follows:

(a)           If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the Market Price Per Share shall be the last reported sale price of the Common Stock on such exchange or NASDAQ on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or NASDAQ;

(b)           If the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on NASDAQ, the Market Price Per Share shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant (i) by

NASDAQ, or (ii) if reports are unavailable under clause (i) above, by the National Quotation Bureau Incorporated; or

(c)           If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Market Price Per Share shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company’s Board of Directors in good faith.

4.             No Rights as Stockholders.  This Warrant shall not entitle the Holder to any rights as a stockholder of the Company, either at law or in equity.  The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5.             Adjustments.  The Exercise Price and the number and kind of Warrant Shares issuable hereunder are subject to adjustment from time to time as follows:

5.1          Subdivision or Combination of Shares.  If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or decreased, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted pursuant to Section 5.7.

5.2          Dividends in Common Stock or Securities Convertible into Common Stock Dividends.  If the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Common Stock (or, in the event of securities convertible into Common Stock, the number of shares of Common Stock into which such securities are convertible), as a result of such dividend or distribution and the Exercise Price shall be adjusted pursuant to Section 5.7.

5.3          Distributions of Other Securities or Property.

(a)           Other Securities.  If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any of its securities (other than Common Stock or securities convertible into Common Stock) or any evidence of indebtedness, then in each case, the number of Warrant Shares thereafter purchasable upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock (as determined pursuant to Section 3) on the record date mentioned below in this Section 5.3(a), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Company in good faith) of the portion of the shares of the Company’s capital stock or evidences of indebtedness distributable with respect to each share of Common Stock.  Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of stockholders entitled to receive such distribution.

(b)           Property.  If the Company distributes to the holders of its Common Stock, other than as a part of its dissolution or liquidation or the winding up of its affairs, any of its assets (including cash), the Exercise Price per Warrant Share shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend or distribution.  For the purposes of this Section 5.3(b), the “Per Share Value” of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company; for dividends or distributions of cash, the Per Share Value thereof shall be the cash distributed per share of Common Stock.

5.4          Merger, Sale of Assets.  If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5.  The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

5.5          Reclassification.  If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

5.6          Dissolution, Liquidation, etc.  If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, or otherwise declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the

Company’s Board of Directors or any dividend or distribution referred to in Section 5.2 or Section 5.3), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend or other distribution.  For purposes of this Section 5.7, the “Per Share Value” of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the “Per Share Value” of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

5.7          Adjustment of Exercise Price.  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

5.8          Notice of Adjustment.  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of the Warrant Shares is adjusted as provided herein, the Company shall mail (by first class mail, postage prepaid) to the Holder a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

6.             Piggyback Registration Rights.  The Company shall notify the Holder in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to the Company’s initial registered public offering of securities, employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford the Holder an opportunity to include in such registration statement all or part of the Warrant Shares.  If the Holder desires to include in any such registration statement all or any part of the Warrant Shares, it shall, within twenty (20) days after the above-described notice from the Company, so notify the company in writing.  Such notice shall state the intended method of disposition of the Warrant Shares by the Holder.  If the Holder decides not to include all of its Warrant Shares in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Warrant Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

6.1          Underwriting.  If the registration statement under which the Company gives notice under this Section 6 is for an underwritten offering, the Company shall so advise the Holder as part of the written notice given pursuant to Section 6.  In such event, the right of the Holder to be included in a registration pursuant to this Section 6 shall be conditioned upon the Holder’s participation in such underwriting and the inclusion of the Holder’s Warrant Shares in the underwriting to the extent provided herein.  The Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, provided, however, that the Holder shall not be required to make any representations or warranties or indemnities except as they relate to the Holder’s ownership of Warrant Shares and authority to enter into the underwriting agreement, and the liability of the Holder under the indemnification provisions of such underwriting agreement shall be limited to an amount equal to the proceeds (net of underwriting discounts and commissions) received by the Holder in such underwriting.  Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the holders of Warrant Shares and other holders of registrable securities with rights to participate in such registration (collectively “Registrable Securities”), each on a pro rata basis based on the total number of securities held by such; and third, to any other stockholder of the Company on a pro rata basis.

6.2          Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6 prior to the effectiveness of such registration whether or not the Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company.

6.3          Expenses of Registration.  The Company shall pay all expenses relating to the registration, including (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) National Association of Securities Dealers, Inc. fees, (v) fees and expenses of counsel and public accountants retained by the Company, and (vi) fees and expenses of up to one counsel for selling stockholders of the Company, such fees and expenses not to exceed the sum of $5,000, incurred in connection with any registration, qualification or compliance pursuant to this Section 6. Any participating Holder shall pay all underwriting fees, discounts or selling commissions attributable to shares sold by any selling Holder incurred in connection with any such registration.

6.4          Termination of Registration Rights.  The rights granted to the Holder under this Section 6 shall terminate and be of no further force and effect upon such time that the Holder is able to sell all of the Warrant Shares in reliance on Rule 144(k) of the Securities Act.

7.             Notices to Holder.  So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the Holder, at least twenty days prior to the relevant date described below (or such shorter period as is reasonably possible if twenty days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company’s stockholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place, the effect of the action, to the extent such effect may be known on the date of such notice, on the Exercise Price and the kind and amount of shares of stock or other securities or property deliverable on the exercise of the Warrant, and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.  All such notices shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, and (ii) in the case of mailing, on the third business day following the date of mailing by first class mail, postage prepaid.

8.             Transfer or Loss of Warrant.

8.1          Transfer.  This Warrant may be transferred, exercised, exchanged or assigned (“transferred”), in whole or in part, subject to the provisions of this Section 8.1.  The Holder shall have the right to transfer all or a part of this Warrant and all or part of the Warrant Shares.  The Company shall register on its books any transfer of the Warrant, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney.  Upon any such registration of a transfer, new Warrant(s) shall be issued to the transferee(s) and the surrendered Warrant shall be cancelled by the Company.  A Warrant may also be exchanged, at the option of the Holder, for one or more new Warrants representing the aggregate number of Warrant Shares evidenced by the Warrant surrendered.  This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant or the conversion of the Warrant Shares shall be subject to restrictions on transferability unless registered under the Securities Act, or unless an exemption from registration is available.  Until this Warrant and the Warrant Shares are so registered, this Warrant and any certificate for Warrant Shares issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant or the Warrant Shares may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant or the Warrant Shares may be transferred without such registration.  This Warrant and the Warrant Shares may also be subject to restrictions on transferability under applicable state securities or blue sky laws.  Until the Warrant and the Warrant Shares are registered under the Securities Act, the Holder shall reimburse the Company for its expenses, including attorneys’ fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares.

8.2          Compliance with Laws.  Until this Warrant or the Warrant Shares are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant or the Warrant Shares that the transferee (who may be the Holder in the case of an exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee’s own account and not with a view to or for sale in connection with any distribution of the security.  The Company may also require that the transferee provide written information adequate to establish that the transferee is an “accredited investor” within the meaning of Regulation D issued under the Securities Act and any state securities laws, or otherwise meets all qualifications necessary to comply with exemptions to the Securities Act, all as determined by counsel to the Company.

8.3          Loss of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

9.             No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

10.          Notices.  Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or three (3) business days after mailing if mailed by registered or certified mail, postage prepaid, addressed in the name and at the address of such Holder appearing on the records of the Company.  Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or three (3) business days after mailing if mailed by registered or certified mail, postage prepaid, to the Company at:

PacificNet.com, Inc.

43rd Floor, China Online Center, 333 Lockhart Road, Hong Kong

Either party may change the address to which notices shall be given by notice pursuant to this Section 10.

11.          Amendments.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party to be charged.

12.          Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has executed this Warrant as of  March 27, 2002.

PacificNet.com, Inc.

By:	/s/ Tony I. Tong
Its:	Chairman and CEO

[FORM OF EXERCISE]

(To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase           shares of Common Stock and herewith tenders payment for such shares of Common Stock in the amount of $                by [Form of Payment].  The undersigned requests that a certificate for such shares of Common Stock be registered in the name of                  , whose address is                                             .  If such number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the shares of Common Stock be registered in the name of                                     , whose address is                                    , and that such Warrant Certificate be delivered to                                , whose address is                                                       .

Dated: , 200	Signature:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Taxpayer Identification Number of Holder.)